UNITED STATES

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Presentation to ISS July 23, 2012

Safe Harbor Provisions
SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:
Statements made in this document, the proxy statements to be filed with the SEC, communications to shareholders, press releases and oral statements made by our representatives that are not historical in nature, or that state our or management's intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and
Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking words, such as "could," "should," "will," "will be," "will lead," "will assist," "intended,"
"continue," "believe," "may," " expect," "hope," "anticipate," "goal," "forecast," "plan," or "estimate" or variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance.
Forward-looking statements involve risks, uncertainties and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk factors discussed under "Risk Factors" in our Annual Report on Form 10-K for fiscal year ended March 31, 2012, as well as factors discussed elsewhere in this and other reports and documents we file with the SEC. Other unforeseen factors not identified herein could also have such an effect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time unless required by law. Interested persons are urged to review the risks described under "Risk Factors"
and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our
Annual Report on Form 10-K for fiscal year ended March 31, 2012, as well as in our other public disclosures and filings with the SEC.

> QSI Company Overview
> Strategy to Continue Creating Shareholder Value
> Well-Positioned in a High Growth Market
> Proven Track Record of Creating Value
> Highly Qualified Board and Management Team
> Strong Corporate Governance
> Hussein Takeover Attempt a Threat to Shareholder Value
Agenda

Company Overview
> Quality Systems, Inc. (QSI) develops and markets computer-based practice management, electronic health records (EHR) and revenue cycle management (RCM) applications, as well as connectivity products and services, for medical and dental group practices and hospitals.
>
QSII has been publicly traded since 1982, and has delivered some of the strongest returns to investors over the last 12 years of any publicly traded company (over
2600%)
>
QSI employs more than 2,000 people, from its corporate headquarters in Irvine,
California as well as locations throughout the United States and its QSI Healthcare business unit in Bangalore, India.

Dental Market Entry 1973
Ambulatory Market Entry 1996
Revenue Cycle Management Market Entry 2008
Inpatient Solutions Market Entry 2009
QSIDental Formed (1973)
Micromed Acquired (1997)
HSI Acquired (2008)
NextDDS Launched (2009)
Opus Healthcare Solutions Acquired (2010)
Intranexus Acquired (2011)
Clinitec Acquired (1996)
NextGen Healthcare Formed (2001)
PMP Acquired (2008)
ARRA Enacted (2009)
Sphere Healthcare Acquired (2009)
Meaningful Use Established (2010)
CQI Acquired (2011)

Company History
A track-record of being willing and able to reinvest and reinvent to better compete
Recent Additions
2011-2012
ViaTrack
Acquired
(2011)
Matrix
Acquired
(2012)
Poseidon
Acquired
(2012)

Jul 21, 2000 - Jul 19, 2012
NASDAQ:AAPL +2158.19%
MCK +337.73%
CPSI +171.61%
CERN +994.59%
MDRX -62.84%
Dow Jones +21.71%
Nasdaq -26.25%
QSII +2650.86%
5000%
4000%
3000%
2000%
1000%
0%
1000%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

6 Shareholder Reward Continued execution on reinvestment and reinvention has yielded tremendous returns to shareholders of over 2600% since July of 2000

Revenue
(US $ mm)
$600
$500
$400
$300
$200
$100
$-
2008 – 2012 CAGR = 23%
$186
59 % Recurring
$246
60 % Recurring
$292
64 % Recurring
$353
65 % Recurring
$430
65 % Recurring
2008
2009
2010
2011
2012

Operating Income
(US $ mm)
$160
$140
$120
$100
$80
$60
$40
$20
$-
2008 – 2012 CAGR = 18%
$60
32 % of Revenue
$72
29 % of Revenue
$76
26 % of Revenue
$94
27 % of Revenue
$116
27% of Revenue
2008
2009
2010
2011
2012

7 Growth Performance Performance over last 5 Years QSI has been one of the fastest growers of both top and bottom line results in the entire HCIT sector

QSI

5 Year Average Profit Margin

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
QSII
Cerner
Allscripts
Athenahealth
CPSI
Competitor Avg.

5 Year ROE Average

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
QSII
Cerner
Allscripts
Athenahealth
CPSI
Competitor Avg.

8 Highly Profitable and Efficient QSI is among the most profitable and financially efficient companies in the HCIT sector

QSI

NEXTGEN® Ambulatory Solutions

QSI Dental

NEXTGEN™ RCM Services

NEXTGEN® Hospital Solutions

Quality Systems Today
March 31, 2012
Revenue: $429.8mm
Diluted EPS: $1.28
FY 2012
Revenue:
$325.5mm (75.7%
of total)
75,000 +
Physicians
Markets
Served:
Physicians
• Practice
Management
• Electronic Health
Records
• EDI
FY 2012
Revenue:
$19.3mm (4.6% of
total)
5,000 +
Dentists
Markets
Served:
Dentists
• Practice
Management
• Electronic
Dental Record
• EDI
FY 2012
Revenue:
$50.3mm (11.7%
of total)
6,500 +
Physicians
Markets
Served:
Physicians
• Revenue Cycle
Management
• Other Services
FY 2012
Revenue:
$34.5mm (8.0% of
total)
200 +
Hospitals
Markets
Served:
Small Hospitals
• Financials
• Clinical
• Surgery
Scheduling

Market Opportunity & Positioning
Penetration Opportunity
High Opportunity (Low Penetration) Low Opportunity (High Penetration)
Revenue Cycle
Management Services
$4-5 Billion
20-25% Penetrated
Ambulatory Software
$4-5 Billion
40-50% Penetrated
<100 Bed
Hospital
Software
$1-2 Billion
50-60%
Penetrated
Dental
Software
<$ 1 Billion
80%
Penetrated

> Our strategic plan includes the following initiatives, many already underway:
>
Continued Growth of our Core Businesses
> This is only the second year of government incentive payments to physicians and hospitals with half of the market to go.
>
Focusing on Opportunities to Sell Complementary Products
> There is significant opportunity in CROSS-SELLING new solutions to the existing customer base and
BUNDLING MULTIPLE SOLUTIONS together for new customers
>
Continued Development and Acquisition of Innovative Solutions
> The company is already taking steps to stay in the forefront of developing technology in the industry through smart acquisitions and ongoing product enhancements
> Five new products were introduced at HIMSS in February 2012
>
Enabling New Healthcare Delivery Models
> QSI is a leader in enabling new healthcare delivery models such as Accountable Care Organizations,
Patient-Centered Medical Home and Fee for Performance
QSI’s Strategy to Create Value

> Our strategic plan includes the following initiatives, many already underway (cont.):
> NextGen RCM has been set-up to grow the company’s RCM business and is already seeing strong results.  With plans to expand into dental and hospital markets.
> QSI is focused on “bolt-on” acquisitions to fill a strategic gap or kick-start entry into newer business lines
> A growing technology innovation center in Bangalore, India currently employs more than 150 technologists and engineers
> QSI recently announced a partnership with Dell and Puerto Rico Hospital
QSI’s Strategy to Create Value
>
Expand Revenue Cycle Management Capabilities
>
Continued Growth through Acquisitions
>
Expand Offshore Capabilities to Capture Cost Efficiencies
>
Extend International Distribution Channels

Increasing Hospital-Owned Physician Practices
% of Physician Practices Owned by Hospitals
70
50
30
10
83 85 87 89 91 93 95 97 99 01 03 05 07 09

Continued Growth of Core Business
Source: SK&A, 2011 Source: Blackstone, Wall Street equity research, SK&A
12
Est.
>EHR opportunity is significant and QSI is perfectly positioned as the enterprise EHR needs grow
> Estimates show total market EHR adoption is only approximately 40-50% today
> The market is in only the second year of government incentive payments
> The NextGen product line is 4
th
in Medicare attestations, a testament to product strength
> As the governmental standards for EHR technologies continues to strengthen, QSI will further strengthen its leadership position
PRACTICE SIZE TOTAL # OF PRACTICES EHR PENETRATION (July '11)
1-3 Physicians ~186,000 ~30%
4-9 Physicians ~28,000 ~50%
10-25 Physicians ~6,900 ~70%
26+ Physicians ~1,750 ~85%
Total ~226,650 ~35%

Performance Management
Practice Solutions
MOBILE SOLUTIONS
EHR CONNECT
COMMUNITY
AMBULATORY
INPATIENT
EHR, PM & DENTAL
Patient
CLINICALS & FINANCIALS
PATIENT PORTAL
HIE
CONNECTIVITY
DEVICES
Consulting
Electronic Data Interchange

Additional Cross-Selling
>
QSI has a holistic approach to the market that will enhance cross-sell growth
> Market movements of convergence in Hospital and Ambulatory markets increases cross-sell of our
Hospital technology into existing Ambulatory base as well as Ambulatory technology into the Hospital base
> Increased billing complexity from  ICD-9 to ICD-10 (from 14,000 codes to 87,000 codes) will increase the cross-sell of RCM services into both the Ambulatory and Hospital client base
> Continued improvements in Dental cloud technology will drive cross-sell for Dental into the Ambulatory base of CHC, FQHC and Indian Health clients

QSI

THE DARTMOUTH INSTITUTE
FOR HEALTH POLICY & CLINICAL PRACTICE

CMS
CENTERS for MEDICARE & MEDICAID SERVICES

15 Accountable Care > HIMSS Analytics survey results of hospital executives: >11% currently participating in an ACO > 72% planning future participation

Accountable Care Organization
HIE and Portal
Medical Home Practices
Patient Outreach and Mobile
Financials and Analytics Claims/Clinical
Quality Reporting and BI
Functional Pillars of an Accountable Care Organization
Meaningful Use Stages
NextGen® Ambulatory EHR
NextGen® Practice Management
NextGen™ Health Information Exchange
NextGen® Patient Portal
NextGen Population Management
BI/ NextGen® Dashboard
NextGen® Health Quality Measures
NextGen™ Consulting Services
NextGen Healthcare Foundation

16 Accountable Care

QSi

NEXTGEN™
RCM Services
NEXTGEN℠ Analytics
NEXTGEN℠ Denial Management
NEXTGEN℠ Training
NEXTGEN℠ Policies & Procedures
NEXTGEN℠ RTE
NEXTGEN℠ RTS
NEXTGEN℠ Eligibility Center
NEXTGEN℠ Kiosk
NEXTGEN℠ Account Management
NEXTGEN℠ Revenue Cycle Management

13
Expanding Revenue Cycle
>
QSI had the vision to know that clients will increasingly need to focus on their Core
Competencies
> As the pay for quality model moves forward, and ICD-10 complicates back office, our RCM Services will see substantial growth while generating significant ROI for our clients

With 9 acquisitions in 4 years, the commitment and
capabilities are there for QSI to continue adding shareholder value through strategically sound and financially value-added acquisitions.  These acquisitions comprise:
>
Healthcare Strategic Initiatives, April 2008
>
Practice Management Partners, October 2008
>
Sphere Health Systems, August 2009
>
Opus Healthcare, February 2010
>
IntraNexus, April 2011
>
CQI Solutions, August 2011
>
ViaTrack Systems, December 2011
>
Matrix Management Solutions, April 2012
>
Poseidon Group, May 2012
13
Continued Growth Via Acquisition

$/Hour Rate
USA Cost Savings $11.0 Million
India Realistic Contractor Savings $4.0 Million
India Contractor Savings $2.0 Million
$47.11/hour
$16.71/hour
$8.11/hour
Headcount
$/Hour
120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
$70.00
$65.00
$60.00
$50.00
$40.00
$34.60
$30.00
$26.00
$20.00
$17.89
$10.00
Headcount
Total Cost
U.S. Cost
Third party vendors in India
India Realistic Contractor Savings

13
Expand Offshore Capabilities
>
QSI has made the investment in an offshore captive that enables significant labor arbitrage.
> This will ensure QSI can continue making the right investment in products that will drive growth AND deliver bottom line results to Shareholders

Finland
Poland
Germany
Netherlands
UK
France
Spain
Russia
Canada
U.S.
Mexico
Brazil
India
Taiwan
Indonesia
Australia
South Africa

13
Extend International Distribution
>
QSI has significant growth beyond the US market
> An initial expansion plan has already begun, with an international distribution agreement with Dell and
Puerto Rico Hospital Supply, Inc.

QSI’s track record of strategic growth, profitability and
innovation in the industry has been well documented:
>
Forbes ranked QSI as one of the 25 Fastest Growing Technology
Companies for the fourth consecutive year (May 2012)
>
Forbes ranked QSI as one of the 100 Best Small Companies for the eleventh consecutive year – #14 in 2011 (November 2011)
>
QSI received the International Business Award for Company of the
Year in the field of Computer Services (October 2011)
13
Recognized Industry Leader

Highly Qualified Board Nominees
>
Our Board nominees have the right experience, the right strategic plan and a strong track record of growth and profitability to benefit all shareholders
> Nominees drawn from financial services, healthcare, and information technology fields --
providing the relevant knowledge and diversity of
experience
the Board needs
> The Board is fully engaged and continues to provide active leadership and critical understanding of the company, its history and how the industry's competitive landscape has evolved
> Our new independent director nominee, Mark Davis, brings significant information technology business and accounting experience to the QSI
Board
>
Mr. Davis has more than 20 years’ experience advising and financing technology companies, including software, cloud infrastructure and information technology firms, as well as experience as a certified public accountant

The Right Board
Director & Years of Years on
Current Occupation Expertise Relevant Experience the QSI Board
Sheldon Razin Healthcare IT 38 38
Founder and Chairman, Quality Systems, Inc.
Steven Plochocki Healthcare 36 8
President & CEO, Quality Systems, Inc.
Russell Pflueger Healthcare 25 6
Founder, Chairman & CEO,
Quiescence Medical, Inc.
George Bristol Financial Services 26 4
Janas Associates
Craig Barbarosh Banking & Corporate Law 20 3
Partner, Katten Muchin Rosenman LLP
Maureen Spivack Financial Services - 20 2
Managing Director, Locust Walk Securities Healthcare
Lance Rosenzweig International Outsourcing 14 -
CEO, 24/7 Card
Mark Davis Financial Services - 20 -
Managing Director, B. Riley & Co, LLC IT
Managing Director – Corporate Finance,

Collaborative Management Team Aids
Cross-Selling
> We operate four distinct business divisions led by experienced managers that provide focused leadership to:
>
Develop and execute on business strategy
>
Guide development of new technology
>
Provide management accountability in each of business lines
>
Develop a deep and broad bench of management talent
>
Ensure the infrastructure and client service  remain strong
> Working together, these proven leaders guide the successful development and implementation of complementary service offerings and integration of new solutions with existing offerings
This strengthens our ability to cross-sell within our existing customer base and win multi-solution deals with new customers

Name/Title Years of Industry Experience
Steven Plochocki 36
President & CEO, Quality Systems, Inc.
Paul Holt 13
Executive Vice President & CFO, Quality Systems, Inc.
James Sullivan 11
Executive Vice President, General Counsel & Secretary, Quality Systems, Inc.
Scott Decker 13
President, NextGen Healthcare Information Systems
Donn Neufeld 32
Executive Vice President, EDI and Dental
Monte Sandler 16
Executive Vice President, NextGen RCM Services
Steve Puckett 20
Executive Vice President, NextGen Hospital Solutions
Experienced Management Team

Strong Corporate Governance
An annually elected Board, with a majority of independent directors
Cumulative voting rights
Shareholders may call meetings and act by written consent
No “poison pill”
Annual “say-on-pay” advisory vote to approve executive
compensation
> QSI is committed to upholding strong standards of corporate governance, including:
> 99% shareholder approval of our executive compensation program at our 2011 annual shareholders’ meeting

Strong Corporate Governance
> Our corporate governance provisions, including the definition of
“independent director,”
meet all NASDAQ requirements
> Seven of our eight Board nominees are independent
NASDAQ criteria
> In 2011, ISS rated QSI “green - low concern” for board structure, shareholder rights and audit
> In 2011, Glass Lewis gave QSI an “A” grade in its pay-for-
performance assessment
under the

Hussein: Takeover Attempt Threatens QSI
Shareholder Value
Hussein’s Goal
>
Cumulative voting ensures he can elect himself and perhaps one other nominee, which matches his proportionate interest
>
In his prior proxy solicitation campaigns, he has failed to obtain meaningful support from other shareholders, while imposing significant expense on the Company
>
We believe that the 2 seats he obtained in 2008 and 2005 principally reflect his ability to cumulate votes
>
Mr. Hussein seeks to replace a majority of our Board, and, if successful, we believe that he intends to assume leadership of the Board
>
This is Mr. Hussein’s fourth attempt in the past eight years to unilaterally nominate directors to the Board and his third proxy contest
>
In the boardroom and in his SEC filings, Mr. Hussein is, in our opinion, more interested in making what we believe to be vague and unjustified complaints about procedural issues than in offering strategic insight.

Hussein: A Threat to QSI Shareholder Value
Hussein Offers No Distinct Plan
> QSI has a deliberate, disciplined process for considering potential acquisitions, which focuses on transactions that are accretive, fit a strategic gap for QSI’s business and are minimally dilutive to shareholders
> QSI is open to larger acquisitions, if they present the right strategic fit for the company
> Hussein fails to appreciate how divisions incubate products before broader integration
> Divisional leadership provides accountability and focus to drive product development
> A divisional architecture provides the added benefits of a broader team of executive management
>
We believe that most of his “proposals” are Company initiatives already being executed under the guidance of our current Board and director nominees
>
To the extent that his “proposals” differ, we believe that Mr. Hussein is misguided
>
Acquisition strategy
>
Consolidation of business divisions

Hussein: A Threat to QSI Shareholder Value
Hussein’s History of Poor Governance and Bad Behavior
> Was sued by his client, in his former job as a broker, for, among other things, excessive trading in a discretionary account, a case which his employer settled for $2.5 million
> Was previously terminated by his employer, Dean Witter, for allegedly lying on an employee questionnaire because he failed to disclose a personal account that he held with his employer
> Was previously censured by the American Stock Exchange, in his former job as a broker, after the exchange determined that he had “…willfully engaged in a course of fraudulent conduct in violation of
Section 10(b) of the Securities Exchange Act of 1934, and Rule 10(b)-5 thereunder…”
> Refuses to comply with the Company’s insider trading policy, including restrictions that prohibit holding
Company stock in margin accounts
> Refuses to preform customary Board duties such as signing routine corporate documents, including board resolutions, director evaluations and SEC filings
> Holds all shares of Company stock in margin accounts, despite having certified to the Company that he does not hold any shares in margin accounts
> Routinely leaves Board meetings before their scheduled completion, missing important strategy discussions
> Was pursued by the IRS for failure to pay $700,000 in personal income taxes, a proceeding which Mr.
Hussein settled
> While Chairman of SIMO, an Egyptian paper company, was suspended from the board of directors in connection with the deterioration in SIMO’s financial condition
> Previously, as Lead Director of QSI, managed to have himself appointed to all of the Company’s Board committees, including the Audit Committee while owning 19.2% of the Company’s shares

APPENDIX: INDEPENDENT DIRECTOR BIOGRAPHIES

Sheldon Razin
Chairman and Founder
Sheldon Razin age 74, is a director. He is the founder of our company and has served as our Chairman of the Board since our incorporation in 1974. Throughout his tenure as our Chairman, Mr. Razin has received several awards recognizing his service and contributions as a director. Most recently, Mr. Razin was honored in 2011 as a Director of the Year in Orange County’s 16th Annual Forum for Corporate Directors Awards. Mr.
Razin’s past honors include, winner in the Software Category of TechAmerica’s 52 nd
Annual Innovator Awards in 2010, the Chairman of the Year in the 2009 American
Business Awards, the 2009 Ernst & Young Entrepreneur of the Year in the Healthcare
Category for Orange County, and the Excellence in Entrepreneurship Award from the
Orange County Business Journal in 2009. Mr. Razin also served as our Chief Executive
Officer from 1974 until April 2000. Since our incorporation until April 2000, he also served as our President, except for the period from August 1990 to August 1991. Additionally,
Mr. Razin served as our Treasurer from our incorporation until October 1982. Prior to founding our company, he held various technical and managerial positions with Rockwell
International Corporation and was a founder of our predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin holds a B.S. degree in
Mathematics from the Massachusetts Institute of Technology. Mr. Razin, as our founder, brings valuable knowledge to our Board regarding our history, operations, technology and marketplace.
,

Russell Pflueger
Founder, Chairman & CEO, Quiescence Medical Inc.
Russell Pflueger age 48, is a director. Mr. Pflueger is an investor and serial entrepreneur with over 25 years in healthcare and over 30 issued patents. His background includes R&D and sales positions at organizations including the National
Institutes of Health, Pfizer, Baxter Healthcare, and Beech Street. He also helped form, manage, and sell a major medical practice and surgery centers. He was a semi-finalist for the Ernst & Young Orange County Entrepreneur of the Year award in 1999. In 2002,
Russell sold Pain Concepts, Inc., a minimally invasive spinal device company he founded to Stryker, Inc. (SYK:NYSE) for a publicly reported $42.5 million. He is the founder of
Quiescence Medical, Inc., a medical device development company working on novel approaches to the treatment of sleep apnea, and has served as its Chairman and Chief
Executive Officer since its inception in 2002. Mr. Pflueger is an active investor in many public and private companies and also various real estate interests. He played collegiate basketball and golf, holds a Chemical Engineering degree from Texas A&M University, and a Master of Business Administration degree with top honors from the University of
California at Irvine. Mr. Pflueger has been a director of our company since 2006. Mr.
Pflueger brings to our Board experience in the healthcare industry as an entrepreneur and corporate and government employee, as well as his diverse work-related experiences in research and development, sales and executive management.
,

George Bristol
Managing Director–Corporate Finance, Janas Associates
George H. Bristol age 63, is a director. Mr. Bristol is a Managing Director of Janas
Associates, a corporate financial advisor. From August 2006 until March 2010 he served as Managing Director — Corporate Finance of Crowell Weedon & Co. Prior to August
2006, he was a member and Chief Financial Officer of Vantis Capital Management, LLC,
a registered investment advisor which managed the Vantis hedge funds totaling over $1.4 billion from November 2002. Prior to Vantis, he was an investment banker with several firms including Ernst & Young, Paine Webber, Prudential Securities and Dean Witter. He
is a graduate of the University of Michigan and Harvard Business School. Mr. Bristol has
been a director of our company since 2008. Mr. Bristol’s experience at Janas, Vantis and his various corporate finance positions provides our Board with insight from someone with direct responsibility for strategic and transactional financial matters.
,

Craig Barbarosh
Partner, Katten Muchin Rosenman LLP
Craig Barbarosh age 44, is a director. Mr. Barbarosh is a partner at the international law
,
firm of Katten Muchin Rosenman LLP and was previously a partner of the international law firm of Pillsbury Winthrop Shaw Pittman LLP. Mr. Barbarosh is a nationally recognized restructuring expert. He has served in several leadership positions while a partner at Pillsbury including serving on the firm’s Board of Directors, as the Chair of the firm’s Board’s Strategy
Committee, as a co-leader of the firm’s national Insolvency & Restructuring practice section and as the Managing Partner of the firm’s Orange County office. At Katten, Mr. Barbarosh is a member of the firm’s Board and management team. Mr. Barbarosh received a Juris
Doctorate from the University of the Pacific, McGeorge School of Law in 1992, with distinction, and a Bachelor of Arts in Business Economics from the University of California at
Santa Barbara in 1989. Mr. Barbarosh received certificates from Harvard Business School for completing executive education courses on Private Equity and Venture Capital (2007) and
Financial Analysis for Business Evaluation (2010). Mr. Barbarosh is also a frequent speaker and author on restructuring and governance topics. Mr. Barbarosh has been a director of our company since September 2009. Mr. Barbarosh, as a practicing attorney specializing in the area of financial and operational restructuring and related mergers and acquisitions, provides our Board with experienced guidance on similar transactions facing our company. Mr.
Barbarosh is also a director of Sabra Health Care REIT, Inc. (NASDAQ: SBRA), where he is the Chair of the Audit Committee and a member of the Compensation Committee.

Maureen Spivack
Managing Director, Locust Walk Securities
Maureen Spivack age 55, is a director. Ms. Spivack has over 20 years of investment banking experience in executing strategic and financial transactions for health care companies. Ms. Spivack is a Managing Director at the Healthcare Advisory Firm, Locust
Walk Securities. She joined Locust Walk after 3.5 years as a Managing Director in the health care group of Morgan Keegan & Co. Prior to joining Morgan Keegan in 2008, Ms.
Spivack served as a Managing Director in the Global Healthcare Group of UBS
Investment Bank from 2006 until June 2008. From 1998 to 2006, Ms. Spivack was a
Managing Director and head of Strategic Advisory Services for Health Care at Merrill
Lynch & Co. Prior to joining Merrill Lynch Health Care Group, Ms. Spivack was a Partner
at Ernst & Young, where she managed the National Healthcare Corporate Finance practice for 10 years. Ms. Spivack has an MBA from The Wharton School and an MSN from the University of Pennsylvania. Ms. Spivack’s 20 years of experience executing strategic and financial transactions for publicly traded, privately held and not-for-profit healthcare companies, including hospitals and physician groups, provides significant insights and experience to our Board in these areas.
,

Lance Rosenzweig
CEO, 24/7 Card
Lance Rosenzweig age 49, is a director. Mr. Rosenzweig is founder and chief executive officer of 24/7 Card, a provider of pre-paid debit and remit cards. Prior to founding 24/7
Card in 2010, Mr. Rosenzweig founded and served as chairman of the board of
PeopleSupport, Inc., a business process outsourcing company with operations in the
Philippines and Costa Rica, since its inception in 1998. He also served as
PeopleSupport’s chief executive officer from March 2002 until the company’s sale in
2008. From 1993 to 1997, Mr. Rosenzweig was a founder, chairman of the board and president of Newcastle Group, a privately held plastics manufacturing company. He was also a founder of Unisite, a privately held wireless cell site management company. Prior to 1993, Mr. Rosenzweig was a divisional vice president at GE Capital; a vice president in the investment banking group of Dean Witter (now Morgan Stanley); a vice president in the investment banking group of Capel Court Pacific, an Australian investment banking firm; and a corporate planning manager of Jefferson Smurfit Group, a multinational packaging company. Mr. Rosenzweig has a Master’s degree in business administration from Northwestern University’s Kellogg School of Management and a Bachelor of Science
degree in industrial engineering, with Tau Beta Pi honors, from Northwestern University.
,

Mark Davis
Managing Director, B. Riley & Co. LLC
Mark Davis 51, is a Managing Director at B. Riley & Co, LLC, an investment firm specializing in research, sales and trading and corporate finance. From October 2010 to
February 2012, Mr. Davis was Head of Technology Investment Banking at Cantor
Fitzgerald. From March 2009 to February 2010, Mr. Davis was a Managing Director at
Macquarie Capital, an Australian Merchant and Investment Banking firm. From 2004 to
2009, Mr. Davis was a Managing Director at Citigroup, a diversified financial institution, focused on providing strategic and financial advice to a broad range of information technology companies and was head of its Data Infrastructure sector. Earlier in his career,
Mr. Davis also held Director and Vice President positions at Citigroup, and served as a certified public accountant for Price Waterhouse where he was an Audit Senior. Mr. Davis earned a Master’s of Business Administration from the Wharton School of the University of
Pennsylvania, where he graduated with distinction and graduated Summa Cum Laude from the University of Maryland with a Bachelor of Science in Accounting. Mr. Davis’s more than 20 years’ experience advising and financing technology - related companies including software, cloud infrastructure and information technology firms provides the Board with insights into the rapid changes in technology including software as a service, implications of the cloud and other areas important to the Company’s strategy. In addition, his background in Public Accounting provides the Board with insights into financial reporting and internal controls.
,

APPENDIX: MANAGEMENT BIOGRAPHIES

Steven Plochocki
President & CEO
Steven T. Plochocki age 60, serves as the President and Chief Executive Officer of the
Company, after the promotion of Patrick Cline to president on November 24, 2009. Mr.
Plochocki was appointed president and chief executive officer on August 11, 2008. He has been a director of the company since 2004. From February 2007 to May 2008, he served as chairman and chief executive officer of Omniflight Helicopter, Inc., a Dallas-based air medical services company. He previously served as chief executive officer and director of
Trinity Hospice, a national hospice provider from October 2004 through October 2006.
Prior to joining Trinity Hospice, he was chief executive officer of InSight, a national provider of diagnostic imaging services from November 1999 to August 2004. Prior to that, he was chief executive officer of Centratex Support Services, Inc., a support services company for the healthcare industry and had previously held other senior level positions with healthcare industry firms. He holds B.A. in Journalism and Public Relations from Wayne State
University and a Master's degree in Business Management from Central Michigan
University.
,

Paul Holt
Executive Vice President & CFO
Paul A. Holt age 46, was appointed our Chief Financial Officer in November 2000. Mr. Holt
served as our Controller from January 2000 to May 2000 and was appointed interim Chief
Financial Officer in May 2000. Prior to joining us, Mr. Holt was the Controller of Sierra Alloys
Co., Inc., a titanium metal manufacturing company, from August 1999 to December 1999.
From May 1997 to July 1999, he was Controller of Refrigeration Supplies Distributor, a
wholesale distributor and manufacturer of refrigeration supplies and heating controls. From
March 1995 to April 1997 he was Assistant Controller of Refrigeration Supplies Distributor.
Mr. Holt was a Certified Public Accountant at McGladrey & Pullen and holds an M.B.A. from the University of Southern California and a B.A. in Economics from the University of
California, Irvine.
,

James Sullivan
Executive Vice President, General Counsel and Secretary
James J. Sullivan age 54, was appointed our Executive Vice President, General Counsel and Secretary in November 2010. Prior to his appointment, Mr. Sullivan was Senior Vice
President, General Counsel and Secretary of The TriZetto Group, Inc., a healthcare technology company. Prior to joining The TriZetto Group in July 2001, Mr. Sullivan ran a legal and consulting practice focused on general corporate and securities matters for emerging growth companies from June 2000 to July 2001. From March 1997 to June 2000,
Mr. Sullivan was Senior Vice President, General Counsel and Secretary of Long Beach
Financial Corporation. Earlier in his career, Mr. Sullivan was a corporate and securities associate with Gibson, Dunn & Crutcher in its Newport Beach, California office. Mr. Sullivan brings more than 25 years of experience as a practicing corporate and securities law attorney, and is also a certified public accountant (inactive status). Mr. Sullivan holds a J.D.
from Loyola Law School in Los Angeles, California, and a B.S. in Business Administration
from the University of Southern California, Los Angeles, California.
,

Scott Decker
President, NextGen Healthcare Information Systems
Scott D. Decker was promoted to president of the company's NextGen Healthcare
Information Systems Division on November 24, 2009. Mr. Decker joined NextGen in 2007 as a senior vice president, initially developing the company's Health Information Exchange
(HIE) and hospital sector targeted business approach and strategy. In 2008, he assumed additional responsibility for corporate marketing and has been extremely involved in the re-building of NextGen's marketing, branding and product management strategy.
Previously, Mr. Decker founded and served as chairman of the board of directors and chief executive officer of Healthvision, Inc., a pioneer in the HIE market, where he built and deployed one of the first Software-as-a-Service (SaaS)-based infrastructures for the healthcare industry. Prior to joining Healthvision, Mr. Decker was vice president of development for VHA Inc.'s health information technologies business unit and focused on the development of one of the nation's first Intranets: VHAseCURE.net. Mr. Decker began his career at IBM Corporation, where he held a variety of sales, marketing and business development positions within the global health industry business unit.

Monte Sandler
Executive Vice President, NextGen RCM Services
Monte Sandler serves as executive vice president of NextGen RCM Services, responsible for overseeing the company's RCM business unit and managing its operations. Previously, Sandler served as vice president of account management with
NextGen RCM Services. His responsibilities included managing large client accounts, encompassing sales, implementation, operational oversight, financial review and client relations. Prior to joining NextGen Healthcare, Sandler was partner and co-founder at
Healthcare Strategic Initiatives (HSI) for 12 years, where he was instrumental in all phases of the company's growth since its inception in 1996. HSI is a revenue cycle entity acquired by the company in 2008. Prior to HSI, Sandler was an auditor with KPMG Peat
Marwick in St. Louis. He holds his Certified Public Accountant (CPA) license in Missouri and is a graduate of the Kelley Business School at Indiana University in Bloomington, Ind.
Sandler is a member of the Healthcare Financial Management Association (HFMA) and
also serves on the Board of Directors of the St. Louis Jewish Community Center (JCC).
He is based in St. Louis.

Steve Puckett
Executive Vice President, NextGen Hospital Solutions
Steve Puckett is Executive Vice President of NextGen Hospital Solutions. He oversees day-to-day operations and manages the company's line of inpatient products. Formerly,
Puckett served as founder, CEO, and President of MicroMed, one of two companies merged to create NextGen Healthcare and establish NextGen Practice Management as its financial product offering. He began his career at Accenture and later worked in the inpatient sector at Gerber Alley, which became part of McKesson's product line. Puckett is a graduate from the Georgia Institute of Technology

Donn E. Neufeld
Executive Vice President, EDI and Dental
Donn E. Neufeld was appointed Executive Vice President, EDI and Dental, in April, 2010.
Mr. Neufeld has served as our Vice President Software and Operations since January
1996. He served as our Vice President of Operations from June 1986 until January 1996.
From April 1981 until June 1986, Mr. Neufeld held the position of Manager of Customer
Support. He joined our company in 1980.

INFORMATION REGARDING PARTICIPANTS
Information concerning the company and our directors, director nominees, and certain executives who are or
ADDITIONAL INFORMATION
On July 13, 2012, the company filed its definitive proxy statement in connection with its 2012 annual meeting of shareholders, and on July 16, 2012, began the process of mailing such proxy statement to its shareholders, together with a WHITE proxy card. Shareholders are strongly advised to read the definitive proxy statement and the accompanying proxy card, as they will contain important information. Shareholders may obtain the definitive proxy statement, any amendments or supplements to such proxy statement, and other documents filed by the company with the SEC for free at the Internet website maintained by the SEC at www.sec.gov.
Copies of the definitive proxy statement and any amendments and supplements to such proxy statement may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com.
may be participants in the solicitation of proxies in connection with the company's upcoming 2012 annual meeting of shareholders is available in the definitive proxy statement filed by the company with the SEC on July 13, 2012.

ISS Presentation July 23, 2012